                                                                   Exhibit 23






INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-06119, 33-61373, 33-56831, 33-51916, 33-51896, 33-51898, 33-41415,
33-41413, 33-29600 of Ross Stores, Inc. on Form S-8 of our report dated March 12, 1999, appearing in this Annual Report on Form 10-K of Ross Stores, Inc. for the year ended January 30, 1999.


/s/Deloitte & Touche LLP
-----------------------

April 20, 1999